UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2022

LAWSON PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8770 W. Bryn Mawr Ave., Suite 900, Chicago, Illinois	60631
(Address of principal executive offices)	(Zip Code)

(773) 304-5050

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.00 par value	LAWS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed, on December 29, 2021, Lawson Products, Inc., a Delaware corporation (“Lawson”), entered into:

•

an Agreement and Plan of Merger (the “TestEquity Merger Agreement”) by and among (i) LKCM TE Investors, LLC, a Delaware limited liability company (the “TestEquity Equityholder”), (ii) TestEquity Acquisition, LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of the TestEquity Equityholder (“TestEquity”), (iii) Lawson and (iv) Tide Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Lawson (“Merger Sub 1”), pursuant to the terms and subject to the conditions of which Merger Sub 1 will merge with and into TestEquity, with TestEquity surviving the merger as a wholly-owned subsidiary of Lawson (the “TestEquity Merger”); and

•

an Agreement and Plan of Merger (the “Gexpro Services Merger Agreement” and, together with the TestEquity Merger Agreement, the “Merger Agreements”) by and among (i) 301 HW Opus Investors, LLC, a Delaware limited liability company (the “Gexpro Services Stockholder”), (ii) 301 HW Opus Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of the Gexpro Services Stockholder (“Gexpro Services”), (iii) Lawson and (iv) Gulf Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Lawson (“Merger Sub 2”), pursuant to the terms and subject to the conditions of which Merger Sub 2 will merge with and into Gexpro Services, with Gexpro Services surviving the merger as a wholly-owned subsidiary of Lawson (the “Gexpro Services Merger” and, together with the TestEquity Merger, the “Mergers”).

Under the terms of the Merger Agreements, the consummation of the Mergers is subject to certain closing conditions, including, among others, the expiration or termination of all required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). Effective as of 11:59 p.m. Eastern time on February 22, 2022, the waiting periods under the HSR Act expired with respect to the Mergers.

The consummation of the Mergers remains subject to other closing conditions, including, among others, receipt of the requisite Lawson stockholder approvals under the Merger Agreements and receipt of proceeds of debt financing in an amount sufficient for the payment of certain payoff indebtedness, transaction expenses and other fees and expenses in connection with the Mergers.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involves risks and uncertainties. The terms “aim,” “anticipate,” “believe,” “contemplates,” “continues,” “could,” “ensure,” “estimate,” “expect,” “forecasts,” “if,” “intend,” “likely,” “may,” “might,” “objective,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “probable,” “project,” “shall,” “should,” “strategy,” “will,” “would,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements. Forward-looking statements can also be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements are based on current expectations and involve inherent risks, uncertainties and assumptions, including factors that could delay, divert or change any of them, and could cause actual outcomes to differ materially from current expectations. Lawson can give no assurance that any goal or plan set forth in forward-looking statements can be achieved and Lawson cautions readers not to place undue reliance on such statements, which speak only as of the date made. Lawson undertakes no obligation to release publicly any revisions to forward-looking statements as a result of new information, future events or otherwise, unless otherwise required by law. Actual results may differ materially from those projected as a result of certain risks and uncertainties. Certain risks associated with Lawson’s business are also discussed from time to time in the reports Lawson files with the SEC, including Lawson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, Lawson’s Quarterly Reports on Form 10-Q and Lawson’s Current Reports on Form 8-K. In addition, the following factors, among others, could cause actual outcomes and results to differ materially from those discussed in the forward-looking statements:

•	the possibility that the Mergers will not be consummated, and the possibility of delays in consummating the Mergers;

•	the possibility that the closing conditions set forth in either of the Merger Agreements will not be satisfied, including among others receipt of Lawson stockholder approvals;

•	unanticipated difficulties or expenditures relating to the Mergers;

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreements;

•

the risk that stockholder litigation in connection with the Mergers may prevent or delay the consummation of the Mergers and/or result in significant costs of defense, indemnification and liability; and

•	any problems arising in combining the businesses of Lawson, TestEquity and Gexpro Services, which may result in the combined company not operating as effectively and efficiently as expected.

Additional Information and Where to Find It

In connection with (i) the proposed transactions between Lawson, TestEquity and the TestEquity Equityholder, including the proposed merger of TestEquity with a subsidiary of Lawson, with TestEquity surviving the merger as a wholly-owned subsidiary of Lawson, and the issuance of Lawson common stock to the TestEquity Equityholder in connection therewith, and (ii) the proposed transactions between Lawson, Gexpro Services and the Gexpro Services Stockholder, including the proposed merger of Gexpro Services with a subsidiary of Lawson, with Gexpro Services surviving the merger as a wholly-owned subsidiary of Lawson, and the issuance of Lawson common stock to the Gexpro Services Stockholder in connection therewith, Lawson has filed relevant materials, including a definitive proxy statement on Schedule 14A for its special meeting in connection with the proposed transactions, with the Securities and Exchange Commission (the “SEC”). LAWSON STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ALL DOCUMENTS INCORPORATED BY REFERENCE THEREIN) BECAUSE THEY CONTAIN IMPORTANT INFORMATION. LAWSON STOCKHOLDERS ARE ALSO URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR MAY BE FILED WITH THE SEC, IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain free copies of the definitive proxy statement and other relevant documents filed by Lawson with the SEC from the SEC’s website at www.sec.gov. In addition, the definitive proxy statement and other relevant documents filed by Lawson with the SEC may also be obtained free of charge from the Investor Relations section of Lawson’s website at www.lawsonproducts.com/company-info/investor-relations, or by contacting Lawson’s Investor Relations Department by email at Investors@lawsonproducts.com.

Participants in the Solicitation

Lawson and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from Lawson’s stockholders in connection with the proposed transactions. Information about Lawson’s directors and executive officers and their direct and indirect interests in Lawson, by security holdings or otherwise, is included in Lawson’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 26, 2021, in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 1, 2021, in its definitive proxy statement for its special meeting in connection with the proposed transactions, which was filed with the SEC on February 10, 2022, and in other documents filed by Lawson with the SEC. To the extent holdings of Lawson’s securities by such participants are not reported in, or have changed since the amounts disclosed in, the proxy statement for Lawson’s special meeting in connection with the proposed transactions, such changes have been reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 and/or Statements of Changes in Beneficial Ownership on Form 4 subsequently filed with the SEC. Additional information regarding Lawson’s directors and executive officers, including their interests in the proposed transactions, is contained in the definitive proxy statement for its special meeting in connection with the proposed transactions. These documents may be obtained free of charge using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAWSON PRODUCTS, INC.
(Registrant)

Date: February 23, 2022	By:	/s/ Ronald J. Knutson
	Name:	Ronald J. Knutson
	Title:	Executive Vice President, Chief Financial Officer and Treasurer